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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 19, 2004
                Date of Report (Date of earliest event reported)





                             MSX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-49821                  38-3323099
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)




                      1950 CONCEPT DRIVE, WARREN, MICHIGAN
                    (Address of principal executive offices)

                                      48091
                                   (Zip Code)

                                 (248) 299-1000
              (Registrant's telephone number, including area code)




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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)          Exhibits:

             99.1     Press Release dated March 19, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 19, 2004, MSX International, Inc. issued a press release reporting its results for the fiscal year ended December 28, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  March 22, 2004


MSX INTERNATIONAL, INC.


By:    /s/ Frederick K. Minturn
       ---------------------------------------
       Frederick K. Minturn
       Executive Vice President and
       Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

   99.1           Press Release dated March 19, 2004